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                                                                EXHIBIT 22(a)



                                 SUBSIDIARIES OF
                    THE CLARIDGE HOTEL AND CASINO CORPORATION


                                                            Jurisdiction of
       Name                                                  Incorporation
       ----                                                 ---------------
       The Claridge at Park Place, Incorporated                New Jersey

       Claridge Gaming Incorporated                            New Jersey